Versartis Corporate Presentation November 2016 Exhibit 99.1

Safe Harbor This presentation and the accompanying oral commentary contain forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: our success being heavily dependent on somavaratan; the risk that somavaratan may not have favorable results in clinical trials or receive regulatory approval; potential delays in our clinical trials due to regulatory requirements or difficulty identifying qualified investigators or enrolling patients; the risk that somavaratan may have properties that delay or prevent regulatory approval or limit its commercial potential; the risk that we may encounter difficulties in manufacturing somavaratan; if somavaratan is approved, risks associated with its market acceptance, including pricing and reimbursement; potential difficulties enforcing our intellectual property rights; and our need for additional funds to support our operations.   Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We discuss many of these risks in greater detail under the heading "Risk Factors" contained in our Annual Report on Form 10-K for the year ended December 31, 2015 and in our Quarterly Report on Form 10‐Q for the three months ended September 30, 2016, which are on file with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate, may differ materially from the forward-looking statements contained in this contained in this presentation and the accompanying oral commentary. Any forward-looking statements that we make in this presentation and the accompanying oral commentary speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise.

Endocrine-Focused Biopharmaceutical Company Developing Somavaratan, a Novel, Long-Acting form of Recombinant Human Growth Hormone to Treat the Orphan Disease of Growth Hormone Deficiency

Company Highlights Somavaratan Significantly MORE CONVENIENT PRODUCT Versus Current Daily Therapies Intended to Address adherence and TREATMENT OUTCOME Issues In Japan, May Also Address Need for Improved Efficacy Twice-Monthly Dosing Without Significant Trade-Offs to Current Therapy $3B ESTABLISHED and GROWING Daily Recombinant Human Growth Hormone (rhGH) MARKET Potential for SIGNIFICANT PROFITABILITY Worldwide Rights Outside Japan with Royalty Fee of 1% of Net Sales Ability to Commercialize in U.S. with a Targeted, Specialty Sales Force Strong Financial Terms in Strategic Alliance with Teijin in Japan Patent Protection to at Least 2030 LATE-STAGE CLINICAL TRIALS ONGOING Phase 3 Enrollment Completed for Pediatric Growth Hormone Deficiency (GHD); Data Expected Q3 2017 Japan Pediatric GHD Phase 2 Complete, Phase 3 Initiated PGHD “Switch” Study Planned Initiation 1H 2017 Presented Adult GHD Phase 2a Results Q3 2016, Phase 3 Initiation Planned 2017

The Versartis Team: Significant Expertise in GHD Manufacturing, Development & Commercialization

Jay Shepard
President & CEO
- >33 Years Pharmaceutical, Biotech, Drug Delivery Expertise
- Commercialization of Specialty Products, M&A Expertise

Joshua Brumm
CFO
- Led **Successful IPO** and Follow on Offering
- Leadership Role in Finance and **2 Approved Products**

Colin Hislop, MD
CMO
- Numerous In-License & Out-License Deals for Development Compounds; Purchase of CV Therapeutics by Gilead for $1.4B
- Multiple Successful Regulatory Interactions from Pre-IND to Advisory Committee Meetings for Approval

Paul Westberg
SVP, Corporate Dev
- **Numerous In-License/Out-License Deals**; >$350M GNE Deal
- Private Equity Financings Totaling >$200M & NOVC IPO

Bert Bakker,MD,PhD
SVP, Medical Affairs
- 15 Years of Industry Experience Covers both Medical Affairs and Drug Development; >25 Years Pediatric Endocrinology Experience
- Clinical Lead for Previous **Sustained Release rhGH product**

Mike Burdick
SVP, Regulatory Affairs
- >30 Years Development & LCM Experience (**>20 approved products**)
- Supported Genotropin sNDA and orphan drug applications for SGA & Prader-Willi Syndrome

Shane Ward
SVP, Legal
- >20 Years Biopharma Legal, Regulatory, Quality Experience with Phase 3 & Commercial Products
- Developed Compliance Programs for Multiple First Product Launches

Keith Lui
VP, Marketing
- Led Multiple Successful Pharmaceutical **Product Launches**
- Commercial Build–Out and Organizational Leadership Experience

Patrick Murphy
VP, Manufacturing
- >35 Years of Manufacturing Experience (**10 Approved Products**)
- Developed Processes & Plants for Numerous Biologics

rhGH Expertise

DEVELOPMENT and LAUNCH (Long Acting)
- Genentech
- Nutropin DEPOT

CLINICAL DEVELOPMENT
- Genotropin
- novo nordisk
- norditropin
- Genentech
- Nutropin AQ Pen

MANUFACTURING
- Genentech
- Protropin
- Nutropin® [somatropin (rDNA origin) for injection]

VERSARTIS

5

First Indication Potential Future Indications 3 Late-Stage Clinical Trials Ongoing Pre- Clinical Phase 1 Phase 2 Phase 3 BLA Pediatric GHD US, Europe and Canada Phase 3 Japan Phase 2/3 Adult GHD Phase 2 Small for Gestational Age (SGA) Idiopathic Short Stature (ISS) Turner Syndrome XTEN Product Somavaratan Undisclosed Second Indication

Growth Hormone Deficiency: A Serious Medical Condition Source: Utah Growth Study, British Society of Endocrinologists Prevalence 3 per 10,000 1 per 10,000 The Impact Serious Consequences of Lack of Treatment Pathologic Degrees of Short Stature and/or Higher Mortality and Morbidity Cardiovascular Cerebrovascular PEDIATRIC ADULT Growth Effects Metabolic Effects Quality of Life Effects

Significant Daily Treatment Burden

TODAY'S STANDARD OF CARE

Burdensome for Patients and Caregivers[1]

"I almost have to mentally prepare myself to give him the shot because it hurts me in my heart to know that I'm doing something [my child] finds so unpleasant." – Parent

"I feel like it ruins every single night." – Parent

"Yeah. Definitely… every night it's that 10 minutes of anger right before." – Parent

"That I sometime simply don't want to do it… I just run away somewhere." – Child

~365 Injections / Year…

… For 7+ Years



Limited Science or Innovation in Treatment for Decades

[1]Brod, M., et al. Disease & Treatment Burden in Children and Adolescents with Growth Hormone Deficiency. ESPE (2015)

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VERSARTIS

Poor Compliance and Suboptimal Outcomes POOR COMPLIANCE1 with Daily rhGH Injections Percent Skipping Injections Non-Compliant and Skeptical Occasionally Non-Compliant Highly Compliant Nearly 2/3 of Patients are Non-Compliant HV SDS (Mean+ Standard Error) SUBOPTIMAL OUTCOMES2 from Skipping Injections Reduced Height Velocity with Skipped Doses … Leads to Lack of Catch Up Growth Higher Compliance More Rapid Growth 4 3 2 1 0 P<0.001 ≥3 P<0.01 2 ≤1 (Doses Skipped per Week) 1Rosenfeld and Bakker. Endocr Pract. 2008;14(2)143-54; 2Cutfield et al. PloS One. 2011;6(1):e16223. 9

3 EXAMPLES Height Age in Years WHERE a Child STARTS Affects HOW MUCH They GROW Sources: US NIH Growth Chart for Boys, NIH Height SDS Calculator for Boys Age Baseline Height 96.6 cm Standard Deviations -3.9 106.2 cm -3.2 112.8 cm -2.5 Age in Years 6.29 Years 7.39 Years 7.83 Years MORE Catch-Up Growth MORE Rare LESS Catch-Up Growth 50TH Percentile

$3B Daily rhGH Global Market Is Undifferentiated and Poised for Growth Source: Market Research 2015 and Company Analysis Novo Nordisk (Norditropin) Pfizer (Genotropin) Eli Lilly (Humatrope) Sandoz (Omnitrope) Merck KGaA (Saizen, Serostim) Roche (Nutropin) Others Fragmented Competition Based on History, Service and Device Innovation Established and Growing $3B+ ~$4B+ Adult GHD, SGA, ISS, Turner Syndrome Other 80% Long-Acting rhGHs Drive Future Growth Pediatric GHD

Somavaratan Our Solution: A Simple, Longer Acting Treatment Without Trade-offs 365/year High DOSING FREQUENCY 24/year Low Pens High DEVICE COMPLEXITY Auto-injector Low 30 – 32 NEEDLE GAUGE 29 – 30 Refrigerated (Some: Room Temp) STORAGE REQUIREMENTS Room Temp Daily rhGH

Somavaratan: Novel, Proprietary Molecule

rhGH
Same Sequence as Approved Products

Short Tail of Hydrophilic Amino Acids



Long Tail of Hydrophilic Amino Acids

$XTEN_2$

Reduce
Receptor Mediated Clearance

+

$XTEN_1$

Reduce
Kidney Filtration

Increased Time on Target

XTEN Technology

- **Unique Ability to Tune Pharmacology to Optimize Properties**
- **Designed Lower Affinity**
  - Enables twice-monthly dose without side effects of bolus rhGH dose
  - Provides longer half-life which enables twice-monthly dosing
- **Retains Full Biological Activity In Vivo**
  - Provides equivalent IGF-I and growth responses to daily rhGH
  - Stimulates bone growth at bone plate in animal model

1. Cleland et al. *J Pharm Sci.* 2012;101(8):2744-54; 2. Yuen et al. *J Clin Endocrinol Metab.* 2013;98:2595-603; 3. Moore et al. *J Clin Endocrinol Metab.* 2016;101(3):1091-1097. 4. Podust et al. *Journal of Controlled Release.* 2015; in press.

13

VERSARTIS

Patients on Somavaratan See Clinically Meaningful Improvements in Efficacy Markers Safety IGF-I Catch Up Growth Bone Growth Target Adult Height

Comparable Bone Growth Between Daily rhGH and Somavaratan Bone growth within all regions of the epiphyseal plate were comparable GHD Control Somavaratan Bone Growth

Results of Somavaratan Twice-Monthly Dosing & Increase in the First Two Years of Treatment IGF-I SDS (mean, ±SD) Year 1 2.5 mg/kg Twice-Monthly n=19 Year 2 3.5 mg/kg Twice-Monthly n=57 IGF-I SDS for Subjects Receiving Doses of 2.5 mg/kg Twice-Monthly in Year 1 and 3.5 mg/kg in Year 2 Upper Therapeutic Range Lower Therapeutic Range Year 1 Year 2 IGF-I

46.6 μg/kg/day 48.9 μg/kg/day 50.4 μg/kg/day 51.4 μg/kg/day 51.0 μg/kg/day 49.6 μg/kg/day Baseline Year 1 Year 2 Year 3 Year 4 Year 5 IGF-1 Levels with Somavaratan Phase 3 Dose within Range of ANSWER Registry Data of Norditropin Daily IGF-I SDS Growth hormone dose (μg/kg/day) and serum IGF-I SDS from baseline to year 5 in U.S. GHD pediatric patients 1. Ross, et al. Growth Horm IGF Res. 2015 Dec;25(6):286-93. Dose IGF-I Somavaratan Year 2 IGF-I SDS= 0.6 with Phase 3 Dose

PGHD Study Results: Safety Treatment-Related Adverse Events (AEs) Occurring in >1 Subject Adverse Event, n (%) Treatment Period Months 0-6 (n=64) Months 6-12 (n=60) Months 12-18 (n=57) Months 18-24 (n=53) Months 24-30 (n=48) All AEs 34 (53) 10 (17) 6 (11) 4 (8) 6 (13) Injection site pain 31 (48) 6 (10) 2 (4) 1 (2) 2(4) Injection site erythema 6 (9) 0 0 0 0 Headache 2 (3) 1 (2) 1 (2) 1 (2) 0 Pain in extremity 2 (3) 0 1 (2) 1 (2) 0 Arthralgia 2 (3) 1 (2) 1 (2) 2 (4) 1 (2) Injection site reaction 1 (2) 0 0 1 (2) 0 Increased IGF-I* 0 0 0 0 2 (4) ITT Population; Reported in >1 Subjects on Somavaratan for up to 30 months *As reported by treating physician Somavaratan Safety/Tolerability Profile was Comparable to Daily rhGH No related SAEs, no lipoatrophy or nodule formation Related AEs were generally mild and transient Frequency of AEs declined substantially after initial 6 month exposure period Dose increase and new formulation gave no change in incidence, type, duration or severity of AE Subject withdrawals at expected rate in long-term clinical studies Safety

Current Follow-up Information From VISTA Previously disclosed rare occurrences of NAbs (antibodies specific to rhGH domain) in vitro cell-based assay Follow-up data indicate no clinical impact associated with positive assay result Bioanalytical findings not predictive of clinical response at 3 years of follow-up in VISTA Subjects successfully switched to daily rhGH or “treat through” with somavaratan No clinical evidence of drug neutralization in current data from all other VISTA subjects 3 years of follow-up Phase 3 VELOCITY data with daily control currently blinded Recent DSMB review recommended completion of trial Safety “From these emerging somavaratan data, along with my personal experience treating patients with somavaratan, there appears to be no definitive relationship between antibodies and safety or efficacy response with this novel long-acting growth hormone. The absence of any clinical impact associated with antibody laboratory findings has answered a key safety question about the profile of somavaratan as a new treatment for PGHD.”   Paul Saenger, MD, MACE Professor Emeritus of Pediatrics, Albert Einstein College of Medicine

Results: Catch Up Growth – Bone Age and Chronologic Age from Baseline through Year 2 Catch-Up Growth Target Adult Height

2 Year Height Velocity Update: Mean HV By Original Dose and Regimen Somavaratan Dosed 3.5 mg/kg Twice-Monthly Resulted in Year 2 HV Comparable to Year 1 Mean HV ±SD, cm/year 5.0 mg/kg Monthly 3.5 mg/kg Twice-Monthly 2.5 mg/kg Twice-Monthly 3.5 mg/kg Twice-Monthly Year 1 Year 1 Year 2 Year 2 Mean HV in All Evaluable Patients at 2 Years (n=57) Subjects on 2.5mg/kg Twice-Monthly in Year 1 Switched to Phase 3 Dose in Year 2 (n=17) Lower Dosing Regimens 3.5 mg/kg Twice-Monthly Catch-Up Growth Target Adult Height

Catch-Up Growth → Target Adult Height

Year 2 Efficacy Comparators

STUDY	Second Year Height Velocity (cm/year)
Somavaratan – 3.5 mg/kg Twice Monthly	
All subjects with 2-year data (n=57)	7.8 (±2.27)
❖ **Subjects treated with 5.0 mg/kg Monthly in Year 1 (n=21)**	8.3 (±2.80)
❖ **Subjects treated with 2.5 mg/kg Twice-Monthly in Year 1 (n=17)**	8.2 (±1.56)
Daily rhGH in 8 Year Old Moderate GHD Children	
KIGS database estimates[1] **34 µg/kg/day (European daily dose)**	6.9
NCGS database estimates[2] **43 µg/kg/day (US daily dose)**	7.9

Somavaratan Year 2 Height Velocity (HV) Comparable to US Daily Dosing Data From NCGS

KIGS, Kabi Pharmacia International Growth Study; NCGS, National Cooperative Growth Study.

1. Ranke et al. *J Clin Endocrinol Metab.* 2010;95:1229-1237; 2. Bakker et al. *Hormone Research.* 2008;97 (suppl 1):P2-d1-327.

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VERSARTIS

PGHD 2 Year Data Key Learnings Phase 3 dose selection supported by VISTA study results for subjects switched to 3.5 mg/kg twice-monthly Mean peak IGF-I SDS at Phase 3 dose was in upper half of normal range Catch-up growth supported by mean increase in bone age and height age exceeding years on study, with gap between chronological and bone age closing over the course of the study Improvement in HT-SDS continued in Year 2 Year 2 HV comparable to US daily dosing data from NCGS Phase 3 dose (3.5 mg/kg, twice-monthly) was found to be safe and well tolerated in this study Frequency and severity of treatment-related adverse events indicate no safety concerns Greater than 99% adherence with Phase 3 dose suggests long-acting growth hormone treatment has the potential to improve adherence to treatment in children with GHD 3.5 mg/kg Twice-Monthly Somavaratan No “Trade-Offs” in Efficacy or Safety Compared to Daily Therapy Catch-Up Growth IGF-I Target Adult Height Safety Bone Growth

Pediatric Phase 3 VELOCITY Trial Enrollment Complete Naïve to treatment, Pre-pubertal GHD Somavaratan 3.5 mg/kg Twice-Monthly 34 µg/kg/day 3:1 Randomization Daily rhGH (Similar Inclusion / Exclusion to Phase 2a) Open Label, Randomized Non-Inferiority Design Somavaratan Dose Selection Validated by Long-Term Safety Study Results for Subjects Switched to 3.5 mg/kg Somavaratan Twice-Monthly; Single Injection Using 30 Gauge Needle in Majority of Patients Daily rhGH Dose Selection is the Highest Approved GHD Dose on the Labels of Genotropin and Norditropin in All Regions (US, Europe, and Canada) 12 Months Enrollment Complete; n =137

A Range of Expectations for First Year Growth Twice-Monthly Somavaratan Well Positioned in the Range with Potential For Enhanced Growth on Higher Phase 3 Dose Historical Databases Versartis Market Research 8.5 cm Somavaratan Year 1 HV with Twice-monthly, 2.5 mg/kg 1. Summary Basis of Approval NDA 19-721 & NDA 21-426; 2. Developing Protein Delivery Systems for Commercial Success” Presentation, 2001 3. Ranke et al. J Clin Endocrinol Metab. 2010;95:1229-1237; 4. Bakker et al. Hormone Research. 2008;97 (suppl 1):P2-d1-327. 5.Versartis Company Research. Phase 3 / US NDA Data

Status of Pediatric GHD Clinical Development Program Phase 1b: PK/PD Model to Select Dose/Regimen Phase 2a: Primary Endpoint 6 Month Mean Height Velocity Phase 1b/2a COMPLETED Long-Term Safety Study Open to All Children Completing Phase 2a or Phase 3 95% of Phase 2a Patients Rolled Over GHD Children Completing Phase 3 on Daily rhGH Offered Opportunity to Switch to Somavaratan Somavaratan Treatment Until Drug Approval VISTA Study ONGOING US, Europe and Canada: VELOCITY Phase 3 Enrollment Completed Mid-August 2016 VELOCITY Phase 3 ONGOING Real World Experience with Auto-Injector Planned Initiation 1H 2017 PGHD “Switch” Study NEW Japan: Phase 2 Complete Phase 3 Initiated September 2016 Japan Phase 2/3 ONGOING

PGHD Development Summary Versartis clinical development program has been strategic and intentional: Long term safety data - 4 years at time of BLA submission, 5 years at time of launch Clinical studies in geographies representative of current PGHD market Hands-on somavaratan experience for PGHD treating physicians "Real-world" patient experience with drug/device Strong, Robust Data Package To Support a Regulatory Submission and Commercial Launch

Adult GHD Phase 2: Objectives & Design Versartis International Trial in Adults with Long Acting Growth Hormone Objectives Evaluation of the safety of individualized dosing of somavaratan Evaluation of the starting doses for each cohort Evaluation of the dose titration plan for each cohort Phase 2, Open-Label, Dose Finding Trial (N=36) VITAL Phase 2 (Repeat Dose) Month 1 Dose 2 Adjustment 1 Day 30 Month 2 Dose 3 Adjustment 2 Day 60 Month 3 Dose 4 Adjustment 3 Day 90 Month 4 Dose 5 Titrated Dose Day 120 Month 5 Final Visit No Dosing Day 150 Day 1 Dose 1 Starting Dose Baseline Titration stage Titrated Subject

Pre-dose Day 7 post-dose Day 21 post-dose Day 28 post-dose Pharmacodynamic Response Mean IGF-I (SD) Throughout Dosing Interval & Study Duration (n=36) Robust IGF-I Response Data Suggest Lower Starting Dose and Shorter Dosing Interval -1.0 2.07 -0.52 -0.93 IGF-I SDS

Starting Dose & Titration Plan Somavaratan IGF-I response was robust IGF-I values returned to pre-dose levels by 21 days post dose Titration plan was not ideal to address the high IGF-I at Day 7 No IGF-I associated clinically relevant adverse events 20 mg is the starting dose selected to maintain IGF-I in target range 40 mg is selected for women on oral estrogen Based on these data: A lower starting dose was identified Titration plan based on Day 7 Value A more frequent administration (twice-monthly) is required to provide pharmacologic effect throughout the dosing interval

Phase 2 Trial: Established Foundation for Phase 3 Somavaratan was safe and well tolerated Starting dose, frequency, titration plan & population to be evaluated in ongoing extension study Data available before initiation of Phase 3 Opportunity to confirm elements of Phase 3 design prior to start of the Trial Clear Path Identified for Phase 3 Trial of Somavaratan in AGHD 2015 2016 2017 Initiated Phase 2 VITAL Trial Phase 2 Enrollment Completed Phase 2 Topline Results Initiate Phase 3 ADULT GHD AGHD Extension Study Initiated

Single-Use Auto-injector Designed for Ease of Use, Safety, Comfort Simple injection procedure Suitable for self-injection >8 years Room Temp Storage Disposable 29G thin-wall needle Multiple options with fine dosing adjustments Note: Manufacturing and Supply Agreement for auto-injector with Owen Mumford announced in 2Q’16

Unique Japanese Market Opportunity JAPAN $0.5B Pediatric $0.6B ~20% of the global rhGH market and ~30% of Pediatric GHD Approved Dose in Japan is the Lowest Dose of Any Developed Country Leads to Suboptimal Growth Outcomes Historical Dose Issue Somavaratan May Demonstrate Better Efficacy Potential for Somavaratan to Be Approved in Japan at Same Dose as in U.S. Allowing for Improved Height Velocity Outcomes Better Efficacy Phase 2/3 Trial Ongoing in Japan Global Phase 3 VELOCITY Trial Data Included in Japanese Filing Path to First LAGH Approval Somavaratan Poised to be 1st Long-Acting rhGH to Enter Japanese Market

Versartis and Teijin Establish Strategic Alliance in Japan Teijin receives exclusive license to commercialize & further develop somavaratan in Japan Versartis to receive $40 million upfront, and up to $125 million in potential milestones: Development milestone of $35 million Regulatory milestones up to $55 million Sales milestones up to $35 million As exclusive supplier of somavaratan to Teijin, Versartis to receive attractive transfer pricing and a royalty calculated on net sales in Japan Versartis responsible for completing & funding ongoing J14VR5 Ph2/3 Japan trial and the ongoing pediatric VELOCITY & adult VITAL trials outside of Japan Teijin responsible for executing and funding regulatory and commercialization activities in all indications within Japan Teijin’S THERAPEUTIC FOCUS AND Regulatory/Commercial Infrastructure ideally Suited to capitalize on Somavaratan & its lead as the 1st Potential LAGH to enter Japanese market

Teijin Transaction is a Strong Strategic Fit 6th largest Japanese company in Pharmaceutical sales Licensing partnerships with Merck, Ipsen, Boehringer Ingelheim, Takeda & Sanofi Highly Successful commercial track record in very competitive product areas of ENDOCRINE & METABOLIC DISEASES Existing franchise supporting Somatuline® (lanreotide) commercialization in acromegaly & potential approval in NET Teijin’s #1 selling product is Feburic for gout and hyperuricemia; #2 is Bonalon (Fosamax) in osteoporosis 4 endocrine/metabolic candidates in P1-3 trials Strong potential to grow current $600M market for rhGH in Japan and capture significant share Validation of science and safety/efficacy data behind somavaratan JAPAN

Somavaratan’s Data to Date Our Focus Market Expectations Planned Commercial Readiness Somavaratan continues to demonstrate a strong safety and efficacy profile as seen in 24-month data VISTA study patients starting 4th year of treatment on somavaratan Evidence that somavaratan is working in patients Somavaratan is well positioned to address market Expectations, context for a “successful” VELOCITY data outcome in Q3’17 Market research and KOL perspectives Clinical program designed to support commercial success Robust data package for regulatory filings Auto-injector device ready at launch CMC/manufacturing at commercial scale Teijin alliance for Japan

Significant Potential Catalysts to Drive Future Value PEDIATRIC GHD 2017: Initiate Phase 3 Trial 2017: Complete Phase 3 VELOCITY trial September 2016: Phase 3 Initiated Q3 2017: Topline VELOCITY Results Expected 2018: Expected BLA & MAA Ongoing: 4 years data at time of BLA submission, 5 years at time of launch Pediatric GHD Long-Term Safety Study 1H 2017: Planned Initiation Pediatric GHD Switch Study ADULT GHD

Appendix

VISTA Study Design 1. Moore et al. J Clin Endocrinol Metab. 2016;101(3):1091-1097. 5.0 mg/kg Monthly 3.5 mg/kg Twice-Monthly 6–12 Months 12–30 Months (ongoing) 0–6 Months Somavaratan Dose Interval Phase 2a (Repeat Dose) VISTA: Long-Term Safety Study 2.5 mg/kg Twice-Monthly 1.15 mg/kg Weekly 5.0 mg/kg Monthly 2.5 mg/kg Twice-Monthly 3.5 mg/kg Twice-Monthly Somavaratan Dose Interval Somavaratan Dose Interval Naïve to Treatment Pre-Pubertal Children with GHD* IN US Same Total Somavaratan Dose Per Month From the beginning of the second treatment year, all subjects received 3.5 mg/kg somavaratan twice-monthly, based on growth and IGF-I responses observed in Year 11 As of April 2015, dose formulation changed from 50 to 100 mg/mL *GHD confirmed by short stature (height-SDS), 2 or more growth hormone stimulation tests, IGF-I SDS, and delayed bone age.

The VISTA Study Previously known as the 13VR3 Extension Study United States, Canada and Europe GHD children completing a somavaratan study 95% of Phase 2a patients rolled over into long-term safety study Currently 48 Subjects continue in study GHD children completing Phase 3 on daily rhGH offered opportunity to switch to somavaratan Somavaratan dosed 3.5 mg/kg twice-monthly Subjects in VISTA will roll-over to auto-injector over time Somavaratan treatment until drug approval (up to four years of safety data at submission; five years at launch) Versartis Long-Term Safety Study of Somavaratan

PGHD Study Results: Reported Treatment Adherence after 30 Months Somavaratan Exposure Parameter Somavaratan Starting Regimen Somavaratan Phase 3 Regimen 5.0 mg/kg Monthly (n=22) 2.5 mg/kg Twice-Monthly (n=18) 1.15 mg/kg Weekly* (n=20) 3.5 mg/kg Twice-Monthly (n=58) Doses Completed/Expected 131/131 213/213 195/195 2266/2276 Event adherence rate (%) 100 100 100 99.6 *Expected doses in the weekly dosing group were lower than the 2.5 mg/kg twice-monthly group due to earlier switch to Phase 3 dosing. NOTE: As of April 2015, dose formulation changed from 50 to 100 mg/mL somavaratan. Reported adherence to somavaratan occurred at nearly 100% over 24 months of at-home dosing